                               POWER OF ATTORNEY

     The undersigned  hereby  constitutes and appoints  Abigail Jarrell, Suzanne
Kersten,  and  John   A.  Feenan,  with   full  power  of   substitution, as the
undersigned's true and lawful attorney-in-fact to:

     (1)   prepare, execute in the  undersigned's name and on the  undersigned's behalf, and  submit to  the U.S.  Securities and  Exchange Commission
           (the  "SEC") a   Form ID,   including amendments   thereto, and   any
           other documents  necessary  or   appropriate  to   obtain  codes  and
           passwords  enabling the undersigned  to make electronic filings  with the SEC of  reports required  by  Section  16(a)  of  the  Securities
           Exchange Act  of  1934 or  any  rule or regulation of the SEC;

     (2)   execute for and  on behalf of  the undersigned, in  the undersigned's capacity as officer and/or director of Trinseo S.A. (the  "Company"),
           Forms 3, 4, and 5 in accordance with Section 16(a) of the  Securities
           Exchange Act of 1934 and the rules thereunder;

     (3)   do and perform any and all acts for and on behalf of the  undersigned that may be necessary or  desirable to complete and execute  any such
           Form 3,  4, or  5, complete  and execute  any amendment or amendments thereto,  and  timely file  such  form with  the  SEC and  any  stock exchange or similar authority; and

     (4)   take any other action of  any type whatsoever in connection  with the foregoing that, in  the opinion of  such attorney-in-fact, may  be of benefit to,  in the  best interest  of, or  legally required  by, the undersigned, it being understood that the documents executed by  such attorney-in-fact on behalf of the undersigned pursuant to this  Power of Attorney shall be  in such form and  shall contain such terms  and conditions as such attorney-in-fact  may approve in such  attorney-in
           -fact's discretion.

     The  undersigned  hereby grants  to  such attorney-in-fact  full  power and
authority  to   do  and   perform any   and  every   act  and  thing  whatsoever
requisite, necessary,  or proper   to be  done in   the exercise  of any  of the
rights and powers herein granted, as  fully to all intents and purposes  as  the undersigned  might  or  could  do if  personally  present,  with  full power  of substitution  or revocation,  hereby  ratifying  and confirming  all  that  such
attorney-in-fact,   or   such  attorney-in-fact's   substitute   or substitutes,
shall lawfully do or cause to be  done by virtue of this power of  attorney  and the  rights and  powers herein  granted.  The  undersigned acknowledges that the foregoing  attorneys-in-fact, in  serving  in such  capacity  at the  request of the undersigned,  are not  assuming, nor  is the  Company  assuming,  any of the undersigned's  responsibilities to  comply with  Section 16  of  the  Securities
Exchange Act of 1934.

     This Power  of Attorney  shall remain  in full  force and  effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to  the undersigned's holdings of and transactions in securities issued by the  Company, unless earlier revoked by the undersigned  in a signed writing delivered to  the foregoing attorney-in-fact.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 5th day of January, 2015.

                                            /s/ Angelo N. Chaclas
                                            --------------------------
                                            Angelo N. Chaclas